Exhibit 24.1




                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                              /s/ Terrence D. Daniels
                                              -----------------------
                                              Terrence D. Daniels





                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                               /s/ Lawrence S. Eagleburger
                                               ---------------------------
                                               Lawrence S. Eagleburger

                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                              /s/ Edward T. Harvey, Jr.
                                              -------------------------
                                              Edward T. Harvey, Jr.






                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                               /s/ Anthony R. Ignaczak
                                               -----------------------
                                               Anthony R. Ignaczak

                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                               /s/ Donald H. Haider
                                               --------------------
                                               Donald H. Haider





                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                            /s/ Richard J.M. Poulson
                                            ------------------------
                                            Richard J.M. Poulson

                                POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Thomas C. Ratchford as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be dome by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March 1997.




                                               /s/ Jay R. Taylor
                                               -----------------
                                               Jay R. Taylor